             As filed with the Securities and Exchange Commission on
                                February 15, 2002

                                           File Nos. 333-90049 and 811-09675

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF [X] 1933

         Pre-Effective Amendment No. ___    [_]

         Post-Effective Amendment No.  2    [X]
                                      ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

         Amendment No. 2   [X]
                       -
--------------------------------------------------------------------------------

                              BOSTON ADVISORS TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               100 Federal Street,
                                Boston, MA 02110

                    (Address of principal executive offices)
                  Registrant's telephone number: (617) 348-3100


                              Michael J. Vogelzang
                              Boston Advisors, Inc.
                               100 Federal Street
                           Boston, Massachusetts 02110
--------------------------------------------------------------------------------
                     (Name and address of agent for service)
                                With a copy to:

                             Pamela J. Wilson, Esq.
                               Hale and Dorr, LLP
                                 60 State Street
                           Boston, Massachusetts 02109

--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/ / On (date) pursuant to paragraph (b)
/ / 60 days after filing, pursuant to paragraph (a)(1)
/ / On (date) pursuant to paragraph (a) (1)
/ / 75 days after filing, pursuant to paragraph (a) (2)
/X/ On May 1, 2002, pursuant to paragraph (a) (2) of Rule 485.

                                     BOSTON
                                    ADVISORS
                                     TRUST


                              P R O S P E C T U S


                                   May 1, 2002


                                 Boston Advisors
                               New York Municipal
                                Money Market Fund


                       Neither the Securities and Exchange
                   Commission nor any state securities agency
                        has approved or disapproved these
                      securities or determined whether this
                       prospectus is accurate or complete.
                    Any statement to the contrary is a crime.


                             BOSTON ADVISORS. INC.(R)


                                     Advest


Advest
-----------------------------------------------------
01602                           Boston Advisors, Inc.
                                100 Federal Street
                                29th Floor
Advest, Inc.                    Boston, MA 02110
Member: NASD, NYSE, SIPC        l-800-523-5903

[LOGO]

Table of Contents
--------------------------------------------------------------------------------
RISK/RETURN SUMMARY ......................................................  3

Boston Advisors New York Municipal Money Market Fund .....................  4

INVESTMENT ADVISER .......................................................  6

INVESTMENT AND ACCOUNT POLICIES ..........................................  7

Buying Shares ............................................................  8

Redeeming Shares .........................................................  9

Other Share Transaction Procedures ....................................... 10

Dividends, Distributions and Taxes ....................................... 11

FOR MORE INFORMATION ..................................................... 12

Risk/Return Summary
--------------------------------------------------------------------------------

Boston Advisors New York Municipal Money Market Fund

The fund seeks the maximum current income that is exempt from regular federal income tax and the personal income tax imposed by New York State and New York municipalities, consistent with maintaining liquidity and preserving capital. The fund invests in money market securities and is designed to maintain a stable $1 share price.

Who may want to invest

The fund may be appropriate if you:
     . Are looking for current income
     . Need relative stability of principal
     . Are investing for a short period of time
     . Want to allocate a portion of your investment assets to money market securities

The fund may also be appropriate if you are a taxpayer in a high tax bracket seeking income exempt from regular federal income tax and the personal income tax imposed by New York State and New York municipalities.

Risks of the fund

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. Because the fund will invest a significant portion of its assets in securities of a single state, an investment in the fund may involve additional risks compared to a geographically diversified money market fund.

Investment adviser

The fund is managed by Boston Advisors, Inc. Founded in 1974, Boston Advisors is a registered investment adviser. Boston Advisors is a wholly-owned subsidiary of The Advest Group, Inc., a diversified financial services firm, and member of The MONY Group Inc. (NYSE: MNY).

Boston Advisors New York Municipal Money Market Fund
----------------------------------------------------

Investment goals

Seeks to preserve capital and maintain liquidity, consistent with seeking maximum current income that is exempt from regular federal income tax and the personal income taxes imposed by New York State and New York municipalities. The fund's board may change these goals without obtaining the approval of the fund's shareholders. The fund intends to maintain a stable $1 share price.

Principal investments

The fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in high quality municipal securities with income exempt from regular federal income tax and from New York State and New York city personal income taxes. This policy is fundamental and may not be changed without shareholder approval.

The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes and municipal leases.

Municipal securities may pay interest at fixed, variable or floating rates. The interest on these securities is exempt from regular federal, New York State and New York city personal income tax and normally is lower than it would be if the interest were subject to taxation. The fund may purchase, without limit, securities whose interest income may be subject to the federal alternative minimum tax. In addition, the fund can invest up to 20% of its assets in securities whose interest is state and federally taxable.

Minimum credit quality

All investments acquired by the fund will be rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization or, if unrated, will be of equivalent quality.

Maximum maturity

The fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The fund's individual securities must have a remaining maturity of 397 days or less.

Other Investment Companies

The fund may invest in securities issued by other money market funds. Investments by the fund in other money market funds will be subject to the limitations of the Investment Company Act of 1940.

Temporary Investments

During adverse market conditions caused by rising interest rates or other adverse conditions, as determined by the adviser, the fund may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest on which is exempt from regular federal income tax, but not New York State and City personal income taxes. The adviser may also decide to invest in taxable fixed-income securities, the interest on which is subject to regular federal, state and local income tax. The result of employing this type of temporary defensive strategy is that the fund may not achieve its investment goals.

How the adviser selects the fund's investments

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, after-tax yields and prices. Depending on its outlook for short-term interest rates, the adviser may shorten or lengthen the fund's average portfolio maturity. To take advantage of changing yield differentials, the fund may overweight particular sectors of the short term municipal market while maintaining overall issuer, sector and geographical diversification to reduce credit risk.

Principal risks

The primary purpose of investing in a portfolio of New York municipal securities is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Taxable distributions

Normally, subtantially all of the fund's income will not be subject to regular federal income tax and the personal income taxes imposed by New York State and New York municipalities. However, some of the fund's income distributions may be, and distributions of the fund's capital gains will be, subject to federal taxation. The fund may realize taxable capital gains on the sale of its securities. Some of the fund's income distributions may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and capital gains generally will be subject to state income taxation.

Investment risks

The fund might not be able to maintain a $1 share price and investors could lose money if any of these events occurs:
      . The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded by a rating agency.
      . New federal or state laws adversely affect the tax-exempt status of securities held by the fund or the ability of issuers to pay principal and interest on these securities.
      . There is a sudden or sharp increase in interest rates.
      . The adviser's judgment about the relative value or credit quality of securities selected for the fund's portfolio proves to be incorrect.
      . The economies of New York State or New York municipalities or the revenues underlying their municipal obligations decline. Because the fund invests in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes
        (especially those affecting taxes) and the legacy of past credit problems of New York City and other issuers.

Non-Diversification risk

A relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Performance information

Because the fund does not have a full calendar year of operations, its performance information has not been included.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                     Class 1      Class 2
--------------------------------------------------------------------------------
      Shareholder fees
      (paid directly from your investment)            None         None
      Annual fund operating expenses
      (deducted from fund assets)
      Management fees                                 0.55%        0.55%
      Distribution (12b-1) and/or service fees        0.25%        None
      Other expenses/1/                               0.29%        0.29%
      --------------------------------------------------------------------------
      Total annual fund operating expenses            1.09%        0.84%
      Fee waiver and expense reimbursement/2/        (0.19%)      (0.19%)
      --------------------------------------------------------------------------
      Net expenses                                    0.90%        0.65%
--------------------------------------------------------------------------------
/1/ Based on estimated expenses for year ended 4/30/2003.

/2/ The adviser has contractually agreed to waive its advisory fees and reimburse the fund for its expenses through September 1, 2003 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 at not more than 0.90% and 0.65% of their average net assets, respectively. These caps may be changed or terminated at any time after September 1, 2003 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.

This example is intended to help you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds.
--------------------------------------------------------------------------------
          The example assumes that:
               . You invest $10,000 in the fund for the time periods indicated. . Your investment has a 5% return each year.
               . The fund's operating expenses remain the same.
               . You redeem your investment at the end of each period.
               . The Adviser's operating expense limitation is in effect for year one.

          Although your actual costs may be higher or lower, under these assumptions your costs would be:

                             Class 1            Class 2
--------------------------------------------------------------------------------
          1 year              $ 92               $ 66
          3 years             $321               $242
--------------------------------------------------------------------------------

Investment Adviser
--------------------------------------------------------------------------------

Boston Advisors

The fund's investment adviser is Boston Advisors, Inc., located at 100 Federal Street, Boston, Massachusetts 02110. Boston Advisors is a registered investment adviser established in 1974. It manages fixed income, balanced and equity portfolios.


The Advest Group, Inc. and
The MONY Group Inc.

The adviser is a wholly-owned subsidiary of The Advest Group, Inc., a diversified financial services firm with headquarters in Hartford, Connecticut. Through its subsidiaries, The Advest Group, Inc. offers a comprehensive range of investment products and services to individuals, business owners and companies. Together with its predecessor companies, The Advest Group, Inc. has been serving investors since 1898. The Advest Group, Inc. is a member of The MONY Group Inc. (NYSE: MNY), a financial services holding company that provides life insurance, annuities and investments through its member companies.

Advisory fees

The fund has agreed to pay the adviser a monthly advisory fee at an annual rate equal to 0.55% of the fund's average daily net assets.

The adviser has contractually agreed to waive its advisory fee and reimburse the fund for its expenses through September 1, 2003 to the extent necessary to maintain the expense ratio of Class 1 shares at not more than 0.90% and Class 2 shares of each fund at not more than 0.65% of their respective average net assets. These caps may be changed or terminated at any time after September 1, 2003 and do not apply brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.

Distributor

Advest, Inc. ("Advest"), a wholly-owned broker-dealer subsidiary of The Advest Group, Inc., is the principal distributor of the fund's shares.

Distribution plan

The fund has adopted a rule 12b-1 distribution plan authorizing Class 1 shares to pay service fees equal to 0.25% annually of the class's average daily net assets. These fees are an ongoing expense and, over time, may cost you more than paying an initial sales charge. Class 2 shares are not subject to the rule 12b-1 plan and do not pay these service fees. Class 2 is only available to select special purpose accounts.

Investment and Account Policies
--------------------------------------------------------------------------------

Share price

You may buy, exchange or redeem fund shares at their net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities for each class of shares. The fund calculates its net asset value at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each day the Exchange is open. However, the fund's net asset value may be calculated earlier if trading on the Exchange is restricted or as permitted by the SEC. The Exchange is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

The fund has purchased insurance to cover certain losses caused by a default or bankruptcy of issuers of securities owned by the fund. This policy is designed to guard against fluctuations in the fund's net asset value due to adverse credit events. Under the limits of this policy, the fund will only be protected to a maximum loss negotiated with the insurance provider after subtracting a specific deductible per adverse credit event. While the fund will pay a premium for this coverage, the fund may incur losses to the extent that the insurance does not cover them.

Transaction requests

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information.

     .    Name of the fund
     .    Account number
     .    Class of shares being bought, exchanged or redeemed
     .    Dollar amount or number of shares being bought, exchanged or redeemed

Minimum investments

Minimum initial investment requirements vary depending on the nature of your investment account. There are no minimum requirements for additional investments in your account.

        -----------------------------------------------------------
                                              Minimum
                                         Initial Investment
        -----------------------------------------------------------
               Type of Account       Class 1         Class 2
        -----------------------------------------------------------
                   Regular           $ 1,000          None*
        -----------------------------------------------------------
                  Centennial         $ 5,000          None*
        -----------------------------------------------------------
                   Employee          $   100          None*
        -----------------------------------------------------------
        *Class 2 is only available to certain eligible accounts.

Buying Shares
--------------------------------------------------------------------------------

Opening an account

You should contact your financial advisor at Advest or one of its affiliates, to open a brokerage account and make arrangements to buy shares. You should pay for your fund shares through your brokerage account at the time you place your order.

Adding to your account

By check. Mail or deliver your check or negotiable draft, payable to Advest, Inc., to your financial advisor, who will forward it to the fund. Please indicate your account number on the check or draft.

By investing cash in your brokerage account.
Contact financial advisor to arrange for cash that has come into your brokerage account to be invested in the fund.

Through automatic sweep. If your brokerage account has an automatic "sweep" feature, cash balances from the account will be automatically invested in shares of the fund.

             Effective time of purchases
             ---------------------------------------------------------------------------------------------------
                                                                  Purchase is Effective             Dividends
             Form of Purchase Payment                                 (Eastern Time)                  Begin
             ---------------------------------------------------------------------------------------------------
             . Payment in federal funds                      If received       At close of         On that day
             . Having a sufficient cash balance in your      before 4 p.m.*    Exchange
               Advest account                                               on that day
             ---------------------------------------------------------------------------------------------------
                                                             If received       At close of         On the next
                                                             after 4 p.m.      Exchange on the     business day
                                                                               next business days
             ---------------------------------------------------------------------------------------------------
             . Other forms of payment received by Advest     At close of Exchange on the          On the next
               which must be converted into federal funds    next business day                    business day
             ---------------------------------------------------------------------------------------------------

             *Please consult your broker, as it may impose aan earlier deadline.

Redeeming Shares
--------------------------------------------------------------------------------

Through Advest
By contacting your financial advisor. Contact your financial advisor to request a redemption of fund shares. You can use the redemption proceeds to pay for the purchase of securities in your brokerage account, or you can have Advest send a check or wire transfer to you or another person you designate.

Through an automatic sweep. If your brokerage account has an automatic "sweep" feature, fund shares will be redeemed automatically to pay for securities purchased through your account.

     Effective time of redemptions


      ------------------------------------------------------------------------------------
      Redemption Received  Redemption is Effective  Proceeds Received   Dividends Continue
        (Eastern time)        (Eastern time)
      ------------------------------------------------------------------------------------
          Before close of    At close of Exchange      On that day*   Through the previous
             Exchange            on that day                              business day
      ------------------------------------------------------------------------------------
          After close of        At close of            On the next        Through that
             Exchange         Exchange on the         business day*       business day
                             next business day
      ------------------------------------------------------------------------------------

      *Generally, but not later than the seventh day after redemption is effective.

Other Share Transaction Procedures
--------------------------------------------------------------------------------

Other transaction policies

The fund has the right to:

     .    Waive or change minimum investment amounts
     .    Reject any purchase order
     . Suspend or postpone redemptions of shares to the extent permitted by the Securities and Exchange Commission
     . Pay redemption proceeds by giving you securities (You may pay transaction costs to dispose of the securities)
     . Redeem shares held in an Advest brokerage account if you close the account

Involuntary redemptions

The fund may close your account if, for reasons other than investment losses, the value of fund shares in your account falls below the minimum investment requirement. After the fund notifies you of the fund's intention to close your account, you will have 60 days to bring the account back to the minimum level.

Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

     Dividends and distributions

     The fund declares a dividend of substantially all of its net investment income and short-term capital gain daily and pays the dividends monthly. In addition, the fund distributes any long-term capital gain annually. Distributions are expected to be primarily from income. The fund does not expect ordinarily to distribute any long-term capital gain.

     Dividends and capital gain distributions are reinvested in additional shares of the fund you hold, unless you tell your financial advisor to pay them in cash.

     Taxes

     The following table shows the tax status of dividends, distributions and transactions in fund shares.

     The following information regarding New York State and City personal income tax is based upon the advice of Paul, Hastings, Janofsky & Walker LLP, special New York counsel to the fund.


     Dividends attributable to interest on U.S. Treasury and certain U.S. government obligations are federally taxable while exempt from state and local income taxes in most states, subject to state-specific requirements.

       -----------------------------------------------------------------------------------------------
                                   Type of Transaction                    Tax Status
       -----------------------------------------------------------------------------------------------
        New York Municipal         Interest designated as            Exempt from federal income
        Money Market Fund          tax-exempt interest.              tax and New York State and
                                                                     New York City personal income
                                                                     tax, but may be subject to
                                                                     alternative minimum tax.
                                                                     This exclusion does not result
                                                                     in a corporate shareholder being
                                                                     exempt for New York State and
                                                                     City franchise tax purposes.
       -----------------------------------------------------------------------------------------------
                                   Interest that is not designated   Taxable as ordinary income.
                                   as tax-exempt interest.
       -----------------------------------------------------------------------------------------------
                                   Distributions of short-term       Taxable as ordinary income.
                                   capital gain.
       -----------------------------------------------------------------------------------------------
                                   Distributions of long-term        Taxable as long-term capital
                                   capital gain.                     gain.
       -----------------------------------------------------------------------------------------------
                                   Redemptions or exchanges          No gain or loss as long as the
                                   of fund shares.                   fund maintains a constant $1
                                                                     share price.
       -----------------------------------------------------------------------------------------------

     After the end of each year, the fund will provide you with information about the dividends and distributions you received during the previous year.

     Taxable dividends and distributions are taxable whether they are received in cash or additional shares.

     If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding with respect to your distribution and taxable dividends. The current rate of back-up withholding is 30.5%. Back-up withholding is not an additional tax and may be credited against overall tax liability.

     Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

For More Information
--------------------------------------------------------------------------------

Boston Advisors New York Municipal Money Market Fund

For investors who want more information about the fund, the following documents are available free upon request:

Annual/Semi-annual Reports. Additional information about the fund's investments will be available in the fund's annual and semi-annual reports to shareholders. The fund's annual report will contain a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs and request other information about the fund by contacting the fund at:

Boston Advisors New York Municipal
  Money Market Fund
100 Federal Street, 29th Floor
Boston, MA 02110
Telephone: l-800-523-5903
E-mail: funds@bostonadvisors.com
Internet: http://www.bostonadvisors.com

With your consent, Boston Advisors may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Boston Advisors by phone or in writing.

Investors can review the fund's semi-annual and annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

     . For a fee, by writing to the Public Reference Room of the Commission. Washington, D.C. 20549-0102
     .    Free from the Commission's Internet web site at http://www.sec.gov
     .    By electronic request at the following E-mail address:
          publicinfo@sec.gov.

Investors can get information about the operation of the Public Reference Room by calling 1-202-942-8090.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Investment Company Act file no. 811-9675

                              BOSTON ADVISORS TRUST
                               100 Federal Street
                           Boston, Massachusetts 02110

                       STATEMENT OF ADDITIONAL INFORMATION


              Boston Advisors New York Municipal Money Market Fund

                           Class 1 and Class 2 shares

                                   May 1, 2002

This statement of additional information is not a prospectus. It should be read in conjunction with Boston Advisors New York Municipal Money Market Fund's prospectus dated May 1, 2002, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling 1-800-523-5903 or by written request to Boston Advisors Trust (the "Trust") at 100 Federal Street, Boston, Massachusetts 02110. You can also obtain a copy of the Trust's prospectus from our website at www.bostonadvisors.com. The Trust's financial statements for the fiscal year ended April 30, 2001 are hereby incorporated into this Statement of Additional Information by reference.


TABLE OF CONTENTS

                                                                            PAGE

1. Trust History                                                            2
2. Description of the Trust and the Fund's Investments and Risks            2
3. Management of the Trust                                                  19
4. Investment Adviser                                                       23
5. Control Persons and Principal Holders of Securities                      25
6. Principal Underwriter and Distribution Plan                              25
7. Shareholder Servicing/Transfer Agent                                     26
8. Custodian and Administrator                                              26
9. Independent Public Accountants                                           27
10. Portfolio Transactions                                                  27
11. Description of Shares                                                   27
12. Pricing of Shares                                                       29
13. Tax Status                                                              30
14. Investment Results                                                      35
15. Financial Statements                                                    36
16. Appendix - Description of Short-term Debt Ratings                       37

1. TRUST HISTORY

The Trust was organized as a Massachusetts business trust on September 30, 1999.

2. DESCRIPTION OF THE TRUST AND THE FUND'S INVESTMENTS AND RISKS

The Trust is an open-end management investment company consisting of four funds:
Boston Advisors Cash Reserves Fund, Boston Advisors U.S. Government Money Market Fund, Boston Advisors Tax Free Money Market Fund and Boston Advisors New York Municipal Money Market Fund (the "Fund"). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the value of Fund shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This Statement of Additional Information supplements the disclosure in the Fund's prospectus and provides additional information about the Fund's investment policies or restrictions.

Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction applies. Accordingly, any later increase or decrease resulting from a change in values, total assets, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

Compliance With Money Market Fund Rule 2a-7. The Fund intends to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which includes restrictions on, among other things, the maturity and credit ratings of the Fund's portfolio securities.

Under normal circumstances, the Fund will invest in high quality money market securities with a maximum remaining maturity of 397 days from the date of settlement of the purchase. The Fund will maintain a dollar-weighted average maturity of 90 days or less.

Municipal Obligations. The Fund invests primarily in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are usually general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonable revenues such as income, sales, use and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provided for the repayment of the notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the issuance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there had been a default. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof.

When investing in municipal obligations, the Fund may also acquire securities in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations if, in the opinion of bond counsel, interest payments on these custodial receipts are excluded from gross income for federal income tax purposes. These obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds have two principal classifications, "general obligation" bonds and "revenue" bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Private activity bonds (a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Fund may purchase are limited to short-term serial bonds -- those with original or remaining maturities of thirteen months or less. The Fund may purchase long-term bonds only if they have a remaining maturity of thirteen months or less. These include bonds called for redemption if the redemption payment date will occur within thirteen months. The Fund may also purchase long-term bonds (sometimes referred to as "Put Bonds") that are subject to a mutual commitment by the Fund and the issuer to redeem the bond at par at a designated time within thirteen months.

A tender option bond is a municipal obligation (generally held under a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the grant by a third party, such as a bank, broker-dealer or other financial institution, to the security holder the option, at periodic intervals, to tender its securities to the institution and receive the security's face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing agent, that would cause the bond, coupled with the tender option, to trade at par on the date of this determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrade in the credit rating assigned to, the issuer of the bond.

The tender option will reduce the maturity of tender option bonds and the average portfolio maturity of the Fund. The liquidity of a tender option bond depends on the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of Boston Advisors, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate.

In addition to general obligation bonds, revenue bonds and serial bonds, there is a variety of hybrid and special type of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

Yields on municipal obligations depend on a variety of factors; including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time of payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Money Market Instruments. The Fund may invest in short-term money market instruments including commercial bank obligations and U.S. dollar denominated commercial paper. Commercial bank obligations include certificates of deposit, time deposits and bankers' acceptances. Obligations of branches of U.S. and non-U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited to an obligation of that branch by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities generally, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different from those of investments in obligations of domestic issuers.

Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Fund also may invest in variable amount master demand notes (which is a type of commercial paper). Each of these notes is a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement. Transfer of these notes is usually restricted by the issuer, and there is no secondary trading market for these notes.

Certificates of Deposit. The Fund may invest in certificates of deposit of banks and savings and loan associations.

Investing in certificates of deposit issued by non-U.S. banks and non-U.S. branches of U.S. banks involves some risks that are different from those associated with investing in certificates of deposit issued by U.S. banks. These risks include the possible imposition of withholding taxes on interest income, the possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against non-U.S. banks and non-U.S. branches of U.S. banks.

U.S. Government Securities. U.S. government securities in which the Fund may invest include debt obligations issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Central Bank for Cooperatives, District of Columbia Armory Board, Export-Import Bank of the U.S., Farmers Home Administration, Federal Farm Credit Banks, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), General Services Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Resolution Trust Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987).

Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount at the time of issuance approximates the total amount of interest the security will accrue and compound over the period until maturity, or the particular interest payment date at a rate of interest reflecting the market rate of the security. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that provide for regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders. Because no cash is received at the time of accrual, the Fund may have to liquidate other portfolio securities to satisfy the Fund's distribution obligations. In this case the Fund will forego the purchase of additional income producing assets with these proceeds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities ("SMBS"), and other types of "mortgage-backed securities" that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), provide for payments of both principal and interest at a variety of intervals; others provide for semiannual interest payments at a predetermined rate and the repayment of principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds at "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayment rates on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

Forward Commitments and When-Issued Securities. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such a commitment, the Fund will hold the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Rate and Floating Rate Demand Instruments. The Fund may purchase variable and floating rate demand instruments that are tax-exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. The Trust, on behalf of the Fund, intends to exercise the demand feature only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to the Fund, (3) to maintain the respective quality standards of the Fund's investment portfolio, or (4) to attain a more optimal portfolio structure.

The Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. Accordingly, both the long-term and short-term ratings for any variable or floating rate demand instruments must satisfy the Fund's credit criteria, except that if credit support is provided, the Fund may rely solely upon the short-term rating of the variable or floating rate demand instrument. To be eligible for purchase by the Fund, a variable or floating rate demand instrument which is unrated must have quality characteristics similar to those of other obligations in which the Fund may invest. Boston Advisors may determine that an unrated variable or floating rate demand instrument meets the Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, the credit of either the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

The Fund may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Standby Commitments. In order to enhance the liquidity, stability or quality of municipal obligations, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by U.S. or non-U.S. banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specific intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets the Fund's quality standards, Boston Advisors will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

Illiquid Securities. The Fund will not invest more than 10% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days and lacking a demand feature will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A, are commercial paper offered in reliance on Section 4(2) of the 1933 Act or are eligible for another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Boston Advisors. Boston Advisors determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. These procedures require Boston Advisors to consider, among other things, (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to buy the security, (3) the number of potential purchasers, (4) dealer undertakings to make a market in the security, (5) the nature of the security and (6) the time needed to dispose of the security. The Board of Trustees monitors Boston Advisors' application of these procedures. The inability of the Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund's ability to raise cash for redemptions or other purposes.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Boston Advisors reviews and monitors the creditworthiness of any institution that enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily.

Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller under an outstanding repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would risk losing some or all of the principal and interest involved in the transaction.

Other Investment Companies. The Fund reserves the right to invest in the securities of other money market fund investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one money market fund investment company nor in more than 3% of the voting securities of any other money market fund investment company. The Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by the Fund.

Asset Segregation. The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Boston Advisors will segregate liquid assets in an amount required to comply with the 1940 Act. These segregated assets will be valued at market daily. If the aggregate value of these segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

The following represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

September 11, 2001 Tragedy. The tragic events in New York City on September 11, 2001, have created a great deal of uncertainty in the world and New York. At this time it is not possible to predict what impact, if any, these events will have on the municipal obligations held by the Fund and the ability of the issuers of those municipal obligations to make prompt payments of principal and interest.

Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

New York City. The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 2002 fiscal year, before discretionary transfers, and budget gaps for each of the 2003, 2004 and 2005 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected, that State budgets will be adopted by the April 1 statutory deadline, that interim appropriations will be enacted, or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have additional adverse effects on the City's cash flow or revenues.

The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2005 fiscal years (the "2002-2005 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid and the impact on City revenues and expenditures of any future federal or State policies affecting the City.

Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2002 through 2005 contemplates the issuance of approximately $11.0 billion of general obligation bonds and approximately $4.0 billion of bonds (excluding bond anticipation notes and recovery bonds and notes issued to pay costs relating to the September 11 attack) to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, the Financial Plan anticipates access to approximately $2.2 billion (including the $604 million of bond proceeds received to date) in financing capacity of TSASC, Inc. ("TSASC"), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

In addition to the financing program described above, the Finance Authority issued $1 billion of recovery notes on October 4, 2001, to pay costs related to the September 11 attack. The Finance Authority note proceeds may be utilized to accommodate cash needs resulting from timing differences between payment by the City of costs relating to the events of September 11 and receipt of federal reimbursement for such costs or to meet other City cash requirements caused by such events. Such notes may be paid with Finance Authority revenues (with the resulting reduction in City tax revenues to be offset by federal aid or other sources) or proceeds of renewal notes or bonds of the Finance Authority (which would also aid or other sources) or proceeds of renewal notes or bonds of the Finance Authority (which would also reduce tax revenues to the City). The Finance Authority is authorized to have outstanding $2.5 billion of bonds or notes the proceeds of which are to be used to pay costs related to the September 11 attack.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans.

For the 2002 fiscal year, the City had an operating surplus of $2.949 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2002 fiscal year is the twenty-first consecutive year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

On December 4, 2001, the City released the 2002-2005 Financial Plan, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 13, 2001 (the "June Financial Plan"). The Financial Plan projects revenues and expenditures for the 2002 fiscal year, balanced in accordance with GAAP, and projects gaps of $3.6 billion, $4.0 billion and $3.9 billion for fiscal years 2003 through 2005, respectively, after implementation of a gap-closing program for fiscal year 2002 proposed in the Financial Plan, which would reduce agency expenditures or increase revenues by $1.2 billion in fiscal year 2002, $593 million in fiscal year 2003, $324 million in fiscal year 2004 and $297 million in fiscal year 2005. The gap-closing program for fiscal year 2002 includes agency actions to reduce expenditures by $766 million, which includes personnel reductions through attrition and agency actions to increase revenues, including federal aid to reimburse costs relating to the September 11 attack.

Changes since the June Financial Plan include: (i) a decline in projected revenues of $1.0 billion, $1.4 billion, $1.2 billion and $1.3 billion in fiscal years 2002 through 2005, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues as a result of the September 11 attack and reduced economic activity, offset by increased revenues of $100 million in fiscal year 2002 and $200 million in each of fiscal years 2003 through 2005 as a result of the elimination of a previously proposed tax reduction program; (ii) increased pension costs totaling $57 million, $208 million and $311 million for fiscal years 2003 through 2005, respectively, resulting primarily from investment losses in fiscal year 2001; (iii) a reduction in projected federal and State actions of $119 million in fiscal year 2002 and $116 million in each of fiscal years 2003 through 2005; (iv) an increase in labor costs totaling $152 million, $170 million, $176 million and $181 million in fiscal years 2002 through 2005, respectively, to reflect the cost of wage increases for the uniformed forces coalition above the settlement with District Council 37 of the American Federation of State, Municipal and County Employees; (v) a delay in the receipt of $250 million from the proposed sale of the New York City Off-Track Betting Corporation ("OTB") from fiscal year 2002 to fiscal year 2003; (vi) the elimination of $114 million of State payments to a stock transfer incentive fund for fiscal years 2002 through 2005, which was not included in the State budget; (vii) reduced net spending of $188 million in fiscal year 2002 and increased agency spending of approximately $110 million in each of fiscal years 2003 through 2005; (viii) debt service savings of $156 million, $158 million, $160 million and $108 million in fiscal years 2002 through 2005, respectively; (ix) savings of $50 million in fiscal year 2002 and $100 million in each of fiscal years 2003 through 2005 resulting from an early retirement and severance program; and (x) the acceleration of $73 million of State revenue sharing aid in fiscal year 2002. The assumed tax revenue shortfalls after September 11 will be subject to revision in the future and reflect steeper declines in national gross domestic product and corporate profits, additional declines in capital gains realizations, local job losses exceeding 100,000 and a disruption in tourism and related spending. The Financial Plan assumes that the costs relating to the September 11 attack will be paid from federal aid. The timing of actual receipt of revenues and incurrence of expenditures for fiscal year 2002 could require the City to take actions within the 2002 fiscal year to meet its cash flow requirements, depending on the extent to which decreases and delays in the receipt of revenues occur more rapidly than the implementation of the gap-closing actions.

The Financial Plan assumes: (i) collection of projected rent payments for the City's airports, totaling $170 million, $315 million and $280 million in the 2003 through 2005 fiscal years, respectively, which depends on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; (ii) State and federal approval of the State and federal gap-closing actions proposed by the City in the Financial Plan; (iii) the annual receipt of approximately $114 million in categorical State education aid reflected in the Financial Plan as a revenue to the City which was not included in the Governor's Executive Budget; and (iv) the successful completion of the sale of OTB, which will require State legislative approval. The Financial Plan does not make any provision for wage increases other than the pay increases discussed above, or for increased pension expenditures due to any investment losses in fiscal year 2002. The Financial Plan also reflects a proposed tax reduction program which totals $98 million, $630 million, $698 million and $669 million in fiscal years 2002 through 2005, respectively. This tax reduction program includes a proposed additional 25% reduction in the personal income tax 14% surcharge, and increases in the taxable threshold for the commercial rent tax, an extension of current tax reductions for owners of cooperative and condominium apartments, and an extension of the Lower Manhattan Revitalization Program. All of these items except for the commercial rent tax reduction and the reduction in the personal income tax surcharge require approval by the State Legislature.

It can be expected that the Financial Plan will engender public debate, which will continue through the time the budget is adopted, and that there will be proposals to increase spending. As of this date, the budget, which was scheduled to be adopted in June 2001, has not yet been adopted. Accordingly, the Financial Plan may be changed by the time the budget for fiscal year 2002 is adopted. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City. Further, prior to the terrorist attacks of September 11, 2001, the national and local economy had been weakening, reflecting lower business investment, increased unemployment and, recently a decline in consumer confidence. It is expected that the terrorist attacks will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The September 11 attack increased substantially the risk of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11, 2001 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from federal, State, City and other sources which will be required.

The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2005 fiscal years, continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions, the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City, the ability of City agencies to maintain balanced budgets, the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan, the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs, adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor, the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures, the impact of conditions in the real estate market on real estate tax revenues, the City's ability to market its securities successfully in the public credit markets, and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

Although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

On September 13, 2000, Standard & Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was revised in August 2000 to A2 from A3. On November 16, 2001, Moody's revised its outlook on City bonds to negative from uncertain. The revised outlook reflects the disruptive effects of the September 11 attack on the City's economy, the effects of the national economic recession that evidenced strain on the critical financial services sector even prior to September 11 and projections of resultant current year and outyear revenue loss and spending increases attributable to these events. On March 8, 1999, Fitch revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch revised its rating to A+. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligation bonds A2, A and A+, respectively.

New York State and its Authorities. The State, in close cooperation with the federal government and the City, is carefully assessing the economic and fiscal implications of the September 11 attack. The Division of the Budget ("DOB") expects the attack will depress, at least temporarily, the normal growth in State tax receipts and increase the State's operating costs. A preliminary assessment by DOB suggests that the loss of receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion next fiscal year as a result of disruptions to business activity and tax payment processes. Prior to the September 11 attack, DOB projected total General Fund tax receipts of almost $39 billion in fiscal year 2001-02. If receipts were to fall by $3 billion in fiscal year 2001-02 and $6 billion in fiscal year 2002-03 as a consequence of the September 11 attack (the upper limit of the current estimate), it would represent a decline in tax revenues of 7.4 percent and 15 percent, respectively, compared the pre-September 11th forecast.

The State and City are requesting federal aid to help respond to the September 11 attack, including: $12 billion in aid to compensate for the projected loss of City and State tax revenues that is expected to result from the attack, $34 billion (less insurance) in direct assistance for disaster recovery, debris removal, infrastructure rebuilding, and related activities at the World Trade Center site, and $8 billion to stimulate the State economy and provide essential services in the wake of the attack. Assistance in the latter category would include grants and tax incentives to build in lower Manhattan and retain employees in the State; federal aid for costs of health coverage, unemployment insurance, and workers' compensation; and funding for various State transportation projects. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses affected by the disaster and to stimulate economic activity.

The State anticipates that it will take necessary actions to maintain budget balance for the remainder of the 2001-02 fiscal year, including the use of available reserves. To the extent such reserves need to be utilized in the current fiscal year, the General Fund closing balance would decrease and these reserves would be unavailable to guard against financial plan risks in future fiscal years. The State does not believe the attack or other events will effect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year. Nonetheless, DOB's current analysis of the impact of the terrorist attack on the State's financial condition is preliminary and subject to significant revisions as more information is known. The DOB expects to revise its projections of receipts and disbursements relating to the 2001-02 Financial Plan as the impact of the September attack becomes clearer. Actual results, therefore, could differ materially and adversely from the DOB's projections.

The State's current fiscal year began on April 1, 2001, and ends on March 31, 2002. The Legislature failed to take final action on the Executive Budget by April 1, but did enact appropriations for State-supported, contingent, contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State Legislature also passed legislation that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State Legislature enacted similar interim appropriations to permit operations to continue until the Legislature took final action on the Executive Budget.

On August 3, 2001, the Legislature passed what it characterized as a "baseline" budget for the 2001-02 fiscal year. This "baseline" budget omitted all reappropriations recommended in the Executive Budget, and did not approve new funding proposals. On September 13, 2001, the Legislature enacted all reappropriations the Governor proposed in the Executive Budget, as well as reappropriations for certain legislative initiatives. Following enactment of the reappropriations, DOB issued a Financial Plan for the 2001-02 fiscal year (the "2001-02 Financial Plan") on September 21, 2001. The 2001-02 Financial Plan sets forth projected receipts and disbursements based on the actions of the Legislature to date. DOB expects to update the 2001-02 Financial Plan quarterly during the fiscal year, and may provide more frequent updates as the fiscal and economic ramifications of the terrorist attacks in the City become clearer.

On November 8, 2001, the State issued an update to the 2001-02 Financial Plan (the "Mid-Year Plan"). In the Mid-Year Plan, the State continues to project that the Mid-Year Plan will remain in balance for the duration of the fiscal year after the use of $1.50 billion in existing General Fund reserves.

The Mid-Year Plan projects General Fund receipts and transfers from other funds will total $42.09 billion in 2001-02. The net decrease of $1.52 billion from the Financial Plan issued in September 2001 ("September Plan") is comprised of a $1.63 billion downward revision in estimated receipts primarily related to the September 11 attack, offset in part by $114 million in additional revenues from legislative action in October related to the gas import tax.
Personal income tax ("PIT") receipts are now projected to total $27.10 billion in 2001-02, a decline of $1.09 billion from the September Plan. The September 11 attack is also expected to reduce user tax and fee collections in 2001-02. The Mid-Year Plan projects these tax receipts to total $7.04 billion in the current year, a decline of $52 million from the September Plan. Projected sales tax collections have been lowered by $56 million, reflecting a decline in consumer confidence, lower tourism spending, and the anticipated decline in personal income and employment. Modest upward revisions in cigarette and alcoholic beverage taxes partially offset the projected decline in the sales tax.

DOB has also lowered its projections for business tax collections by $329 million from the September Plan projection of $3.98 billion due to several factors, including the adverse impact of the September 11 attack on financial services firms, declining corporate profits, and banking losses. Compared to the September Plan, the Mid-Year Plan forecasts declines in collections for significant components of the business taxes, including the corporation franchise tax ($215 million), bank franchise taxes ($89 million), and corporation and utilities taxes ($50 million). Receipts in the latter category include an upward adjustment of $114 million to reflect the impact of recent legislation that corrected constitutional flaws related to the gas import tax.

General Fund disbursements and transfers to other funds are now projected to total $41.97 billion in 2001-02, a decrease of $20 million from the September Plan. The decrease reflects the General Fund savings of $188 million from the use of Temporary Assistance to Needy Families resources for welfare and child welfare costs, offset in part by funding for not-for-profit organizations ($100 million) and a new economic stimulus program ($68 million). The $100 million will be transferred from the General Fund to the Miscellaneous Special Revenue Fund and be disbursed to various not-for-profit groups that provide critical human services or emergency relief services. The economic stimulus package includes funding for economic development programs, such as grants and loans to businesses to support job creation, high-tech/biotech initiatives, and tourism promotion through the "I Love New York" marketing campaign.

The General Fund ended the first six months of fiscal year 2001-02 with a cash balance of $5.55 billion, $489 million below the estimate in the September Plan (as adjusted for fund reclassifications). General Fund receipts and transfers from other funds totaled $23.56 billion through September. Receipts and transfers were $502 million below the cashflow projections in the September Plan, due in part to the economic impact of the September 11 attack and an extension of the filing deadline for making estimated tax payments from September 15 to December 15. General Fund disbursements and transfers to other funds totaled $19.11 billion through September, a decrease of $13 million from the September Plan. The variance is attributable to the timing of payments and is not expected to alter year-end results.

The Mid-Year Plan projects a closing balance of $1.22 billion in the General Fund for 2001-02, a decline of $1.50 billion from the September Plan estimate. The lower projected closing balance anticipates the use of the $1.48 billion reserve for economic uncertainties and $19 million in undesignated reserves to cover projected revenue shortfalls in fiscal year 2001-02 related to the September 11 attack. The closing balance after the use of these reserves is comprised of $627 million in the Tax Stabilization Reserve Fund, $281 million in undesignated reserves, $151 million in the Contingency Reserve Fund, $142 million in the Community Projects Fund, and $14 million in the Universal Pre-K Fund. With the exception of the undesignated reserves, certain statutory restrictions govern the use of these funds.

DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2002-03 Executive Budget submission. The 2001-02 Executive Budget, as amended, projected budget gaps of $2.49 billion in 2002-03 and $2.92 billion in 2003-04. The projections did not include unspecified spending "efficiencies," nor did they assume the use of any of the unspecified reserves set aside for economic uncertainties.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events, including the events of September 11, 2001. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. The DOB believes that its projections of receipts and disbursements relating to the Financial Plan, and the assumptions on which they are based, are reasonable, however, actual results could differ materially and adversely from these projections.

Standard & Poor's rates the State's general obligation bonds AA, and Moody's rates the State's general obligation bonds A2. On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA.

Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2001, amounted to approximately $4.2 billion.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which, along with the Fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2. more than 50% of the outstanding shares of the Fund.

The Fund may not:

(1) invest more than 25% of its assets in the securities of "issuers" in any single industry, provided there shall be no limitation on the Fund to purchase New York municipal obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity is deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit is considered a separate security and will be treated as an issue of such government, other entity or bank.

(2) borrow money, except that the Fund may (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the Fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) invest in commodities or commodity futures contracts, excluding transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions, to the extent permitted by the fund's prospectus and this statement of additional information.

(5) make loans to any institution, individual or other person, except by (a) purchasing a debt obligation in which the Fund is permitted to invest (b) entering into repurchase agreements and (c) lending portfolio securities;

(6) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;

(7) issue senior securities, except to the extent permitted by the 1940 Act.

The policy of the Fund requiring that under normal circumstances at least 80% of the Fund's net assets consist of high quality municipal securities with income exempt from regular federal income tax and from New York State and New York City personal income taxes is fundamental and may not be changed by the Trustees without shareholder approval.

Investment Restrictions. The Fund will not purchase securities when outstanding borrowings exceed 5% of the Fund's total assets.

3.  MANAGEMENT OF THE TRUST

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act. Allen G. Botwinick is considered an interested person of the Trust by virtue of his employment as Executive Vice President of Administration and Operations of the Advest Group, Inc. and Advest, Inc. Michael J. Vogelzang is considered an interested person of the Trust by virtue of his employment as President and Chief Investment Officer of Boston Advisors, Inc.

----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
----------------------------------------------------------------------------------------------------------------------------------
                                           Term of                                       Number of       Other
                                           Office+ and     Principal Occupation(s)       Portfolios in   Directorships
                             Position(s)   Length of       During Past 5                 Trust           Held by
Name, Address                Held with     Time            Years                         Complex         Trustee
and Age                      Trust         Served                                        Overseen by
                                                                                         Trustee
----------------------------------------------------------------------------------------------------------------------------------
Allen G. Botwinick*          Chairman of   Trustee and     Executive Vice President      Four            Advest, Inc.
90 State House Square        the Board     Chairman of     of Administration and
Hartford, CT 06103           and Trustee   the Board       Operations, The Advest
Age: 59                                    since March     Group, Inc. and Advest, Inc.
                                           2000

----------------------------------------------------------------------------------------------------------------------------------

Michael J. Vogelzang*        President,    Trustee,        Boston Advisors, Inc.,        Four            None
100 Federal Street           Chief         President and   President and Chief
Boston, MA 02110             Executive     Chief           Investment Officer,
Age: 41                      Officer       Executive       4/99 - present;
                             and Trustee   Officer since   Senior Vice President
                                           March 2000      and Chief Investment
                                                           Officer, 8/97 - 4/99.
                                                           Freedom Capital
                                                           Management Corp.,
                                                           Senior Vice President and
                                                           Portfolio Manager,
                                                           9/91- 8/97.

----------------------------------------------------------------------------------------------------------------------------------

Independent Trustees
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                           Term of                                       Portfolios in
                                           Office+ and                                   Trust           Other
                             Position(s)   Length of       Principal Occupation(s)       Complex         Directorships
Name, Address and Age        Held with     Time            During                        Overseen by     Held by
                             Trust         Served          Past 5 Years                  Trustee         Trustee

----------------------------------------------------------------------------------------------------------------------------------
Mone Anathan III             Trustee       Trustee since   Harvard Divinity School,      Four            Brookstone, Inc.
99 Garden Street                           March 2000      Student, 9/97 - present;                      (specialty retailer)
Cambridge, MA 02136                                        President, Filene's
Age: 63                                                    Basement (off-price
                                                           retailer), 1995 - 8/97.
----------------------------------------------------------------------------------------------------------------------------------

Hugh A. Dunlap, Jr.          Trustee       Trustee since   Retired, 5/95 - present.      Four            None
29 Lowell Road                             March 2000
Brookline, MA 02445
Age: 70

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Ezekiel Russell Peach, Jr.   Trustee       Trustee since   Retired, 12/99 - present;      Four           Wentworth 84
137 Atlantic Avenue                        March 2000      Robert, Finnegan & Lynah,                     Irrevocable Trust
Marblehead, MA 01945                                       PC (public accounting),
Age: 67                                                    partner/principal, 1968
                                                           -12/99.

--------------------------------------------------------------------------------------------------------------------------------

+Each Trustee will hold office until his successor is elected or the Trust is terminated; except that (a) any Trustee may resign by written instrument signed by him and delivered to the other Trustees or to any Trust officer, which will take effect upon delivery or upon such later date as is specified; (b) any Trustee may be removed at any time with or without cause by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal will become effective; (c) any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instruments signed by a majority of the other Trustees, specifying the date of his retirement; or (d) a Trustee may be removed at any special meeting of the shareholders of the Trust by a vote of two-thirds of the outstanding shares of beneficial interest of the Trust.

---------------------------------------------------------------------------------------------------------------------------------
Officers

Name, Address and Age                      Term of
                                           Office# and     Principal Occupation(s)
                             Position(s)   Length of       During Past 5 Years
                             Held with     Time
                             Trust         Served

---------------------------------------------------------------------------------------------------------------------------------
Todd A. Finkelstein          Vice          Vice            Boston Advisors, Inc., Senior Vice President
100 Federal Street           President     President       and Director of Fixed Income, 8/98 - present;
Boston, MA 02110                           since March     BankBoston, Vice President and Senior Investment
Age: 41                                    2000            Officer, 12/94 - 8/98.

---------------------------------------------------------------------------------------------------------------------------------
Donna C. McAdam              Treasurer     Treasurer and   Boston Advisors, Inc., Vice President
100 Federal Street           and Chief     Chief           and Chief Operating Officer, 4/87 - present.
Boston, MA 02110             Financial     Financial
Age: 54                      Officer       Officer since
                                           March 2000

---------------------------------------------------------------------------------------------------------------------------------
Timothy Osborne              Assistant     Assistant       Director, Mutual Fund Administration,
Investors Bank & Trust       Treasurer     Treasurer       Investors Bank & Trust Company, 1/97 - present;
200 Clarendon Street                       since           Manager 1995 - 1997.
Boston, MA 02116                           December 2001
Age: 34

---------------------------------------------------------------------------------------------------------------------------------
John DelPrete                Secretary     Secretary       Senior Associate Counsel, Mutual Fund Administration,
Investors Bank & Trust                     since June      Investors Bank & Trust Company 1/01 - present;
200 Clarendon Street                       2001            Associate Counsel, 5/97 - 12/00.
Boston, MA 02116
Age: 33
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Jill Grossberg               Assistant     Assistant       Director and Counsel, Mutual Fund Administration,
Investors Bank & Trust       Secretary     Secretary       Investors Bank & Trust Company, 4/00 - present;
200 Clarendon Street                       since June      Associate Counsel, Putnam Investments, Inc. 3/95 - 4/00.
Boston, MA 02116                           2001
Age: 55
------------------------------------------------------------------------------------------------------------------------------

#The officers of the Trust are chosen annually by the Trustees and will hold office until their successors are chosen and qualified. Any officer of the Trust may resign by filing a written resignation with the President, with the Trustees or with the Secretary of the Trust. The Trustees may at any meeting remove an officer.

Audit and Nominating Committees. Each Trustee who is not an "Interested Person" of the Trust for purposes of the 1940 Act serves on the Audit and Nominating Committees of the Trust.

The function of the Audit Committee is to (i) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof, and (iii) act as a liaison between the Trust's independent auditor and the full Board of Trustees. The Audit Committee met twice during the fiscal year ended April 30, 2001.

The function of the Nominating Committee is to nominate independent Trustees for election to the Trust's Board of Trustees. The Nominating Committee did not meet during the fiscal year ended April 30, 2001.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund and the Trust as of December 31, 2001.

----------------------------------------------------------------------------------------------------------------------

                                                                               Aggregate Dollar Range of Equity
                                                                                  Securities in All Registered
                                                                              Investment Companies Overseen by
                                             Dollar Range of Equity             Trustee in Family of Investment
Name of Trustee                             Securities in the Fund                         Companies

----------------------------------------------------------------------------------------------------------------------
Allen G. Botwinick                                   None                                Over $100,000

----------------------------------------------------------------------------------------------------------------------
Michael J. Vogelzang                                 None                                 $1-$10,000

----------------------------------------------------------------------------------------------------------------------
Mone Anathan III                                     None                                    None

----------------------------------------------------------------------------------------------------------------------
Hugh A. Dunlap, Jr.                                  None                                    None

----------------------------------------------------------------------------------------------------------------------
Ezekiel Russell Peach, Jr.                           None                                    None

----------------------------------------------------------------------------------------------------------------------

Compensation of Officers and Trustees. The Trust pays no salaries or compensation to any of its officers. The Trust compensates each Trustee who is not affiliated with Boston Advisors or Advest, Inc. with a base fee of $10,000. The fees paid to each Trustee by the Trust for the fiscal year ended April 30, 2001, are shown below:

--------------------------------------------------------------------------------------------------------------------
                                                          Pension or
                                                          Retirement        Estimated
                                                            Benefits          Annual         Total Compensation
                                       Aggregate           Accrued As        Benefits          From Trust and
Name of Person,                      Compensation         Part of Fund         Upon          Trust Complex Paid
Position                               From Trust          Expenses         Retirement           to Trustees

--------------------------------------------------------------------------------------------------------------------
Mone Anathan III                         $10,000               -0-                -0-                $10,000
--------------------------------------------------------------------------------------------------------------------
Hugh A. Dunlap, Jr.                      $10,000               -0-                -0-                $10,000
--------------------------------------------------------------------------------------------------------------------
Ezekiel Russell Peach, Jr.               $10,000               -0-                -0-                $10,000
--------------------------------------------------------------------------------------------------------------------

As of February 1, 2002, Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.

4.  INVESTMENT ADVISER

The Trust has contracted with Boston Advisors to act as its investment adviser. Boston Advisors is a wholly owned subsidiary of Advest, Inc. ("Advest"), which is a subsidiary of The Advest Group, Inc. ("Advest Group"), a diversified financial services firm with headquarters in Hartford, Connecticut. The Advest Group is engaged in the financial services business in the U.S. and other countries. Certain Trustees or officers of the Trust are also Trustees and/or officers of Advest and its subsidiaries (see management biographies above). Michael J. Vogelzang, President, Chief Executive Officer and a Trustee of the Trust is President and Chief Investment Officer of Boston Advisors. Allen G. Botwinick, Chairman of the Board of Trustees and a Trustee of the Trust is Executive Vice President of Administration and Operations of the Advest Group and Advest and serves as a director of Advest. Advest is a member of The MONY Group Inc., a financial services holding company that provides life insurance, annuities and investments through its member companies.

As the Trust's investment adviser, Boston Advisors provides the Trust with investment research, advice and supervision and furnishes an investment program for the Trust consistent with the Fund's investment objective and policies, subject to the supervision of the Trust's Trustees. Boston Advisors determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance.

[The investment advisory agreement between Boston Advisors and the Fund was unanimously approved by the Board of Trustees, including a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Trustees"), on March 12, 2002. In making the determination to approve the investment advisory agreement, the Trustees considered the capability of Boston Advisors to provide advisory services, the reasonableness of the advisory fees in relation to the services provided and the advisory fees paid by other comparable money market funds. Based on these considerations, the Board of Trustees concluded that the terms of the investment advisory agreement were fair and reasonable with respect to the Fund, were in the best interest of the Fund's shareholders and were similar to those that could have been obtained through arm's length negotiations.]

Under the terms of its contract with the Trust, Boston Advisors pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Trust. Except for the services provided by Boston Advisors, the Trust pays all of its own ordinary and extraordinary expenses, including, but not limited to: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Boston Advisors or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (d) issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the SEC, state blue sky securities agencies and the securities regulators of foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Trust and the Trustees; (i) any distribution or service fees paid by the Trust in accordance with Rule 12b-1 under the 1940 Act; (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of Boston Advisors or the Fund (other than as Trustees); (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any.

In addition to the expenses described above, the Fund will pay brokers' and underwriting commissions chargeable to the Fund in connection with its securities transactions. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable.

Pursuant to the management contract, Boston Advisors will not be liable for any error of judgment or mistake of law or for any loss sustained because of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Boston Advisors. Boston Advisors, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services to the Fund, the Fund pays Boston Advisors a fee at the annual rate of 0.55% of the Fund's average daily net assets. This fee is normally computed and accrued daily and paid monthly. From time to time, Boston Advisors may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. To the extent that the Fund's total expense ratio falls below its expense limit, Boston Advisors reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years. Boston Advisors has contractually agreed to limit the Fund's advisory fees and to reimburse their other fund expenses to reduce the Fund's total annual operating expenses to 0.90% for Class 1 shares and 0.65% for Class 2 shares of the Fund's average net assets until September 1, 2003.

5. CONTROL PERSONS and PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2002, no person held 5% or more of the outstanding shares of the Class 1 shares of the Fund.

6.  PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

Principal Underwriter. Advest, 90 State House Square, Hartford, Connecticut 06103, is the principal underwriter for the Trust in connection with the continuous offering of its shares. Boston Advisors is a subsidiary of Advest, Inc., which is a subsidiary of The Advest Group, Inc. The Advest Group, Inc. is a member of The MONY Group Inc., a financial services holding company that provides life insurance, annuities and investments through its member companies.

Allen G. Botwinick, Chairman of the Board of Trustees and a Trustee of the Trust is Executive Vice President of Administration and Operations of The Advest Group, Inc. and Advest, Inc. and serves as a director of Advest, Inc.

The Trust has entered into an underwriting agreement with Advest, which provides that Advest will bear expenses for the distribution of the Trust's shares, other than expenses incurred by Advest for which it is reimbursed or compensated by the Trust under the distribution plan (discussed below). Advest bears all expenses it incurs in providing services under the underwriting agreement. These expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the Trust. Advest also pays certain expenses in connection with the distribution of the Trust's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Trust bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. Under the underwriting agreement, Advest will use its best efforts in rendering services to the Trust.

The Trust will not generally issue Fund shares for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

The redemption price of shares of beneficial interest of the Trust may, at Boston Advisors' discretion, be paid in cash or portfolio securities. If redemption proceeds are paid in securities, these securities are valued at the value employed in determining the Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of these securities will be made in such manner as the Board of Trustees deems fair and reasonable.

Distribution Plan. The Trust has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act covering the Fund's Class 1 shares. Under the Plan, a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class 1 shares is paid to Advest. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").

Advest may pay up to the entire fee under the Plan to its own representatives or to other dealers for providing services in connection with the sale of the Fund's shares. To the extent this fee is not paid to others, Advest may retain this fee as compensation for its services and expenses incurred in accordance with the Plan. The Plan is a compensation plan, which provides for payment of a specified fee without regard to the actual expense incurred by Advest. If its fee exceeds its expense, Advest will realize a profit. If the Plan was terminated by Trustees of the Trust and a successor plan was adopted, the Fund would cease to make payments under the Plan and Advest would be unable to recover any unreimbursed expenses.

In accordance with the terms of the Plan, Advest provides to the Trustees for their review a quarterly written report of the amounts expended under the Plan and the purposes for which these expenditures were made. In the Trustees' quarterly review of the Plan, they will consider the continued appropriateness and the level of reimbursement or compensation the Plan provides.

No interested person or Trustee of the Trust has any direct or indirect financial interest in the operation of the Plan except to the extent that Advest and certain of its employees are receiving a portion of the payments made by the Trust under the Plan.

The Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Trust and its current and future shareholders. The Plan may not be amended to increase materially the annual percentage rate spent on distribution activities without approval by the shareholders of the Fund. Other material amendments to the Plan must be approved by the Trustees.

7.  SHAREHOLDER SERVICING/TRANSFER AGENT

The Trust has contracted with Advest Transfer Services, Inc. ("ATS"), a subsidiary of The Advest Group, to act as shareholder servicing and transfer agent for the Trust. The Trust pays ATS an annual maintenance fee of $20.00 for each shareholder account.

Under the terms of its contract with the Trust, ATS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with the Fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

8.  CUSTODIAN AND ADMINISTRATOR

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Trust's assets and serves as administrator of the Trust. The custodian's responsibilities include safekeeping and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends (if any) on the Trust's investments. As administrator, Investors Bank provides certain administrative services to the Trust, such as corporate secretarial services, preparation of Board of Trustees' meeting materials, preparation and filing of regulatory filings with the SEC, calculating the Fund's standardized performance information, preparing annual and semi-annual reports to shareholders and the SEC, preparing the Fund's tax returns, monitoring compliance and performing other administrative duties.

9.  INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the Trust's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

10.  PORTFOLIO TRANSACTIONS

Boston Advisors places the portfolio transactions of the Fund and of all other accounts managed by Boston Advisors for execution with many firms. Boston Advisors uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking effective execution, Boston Advisors will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers and banks acting for their own account rather than as brokers, or involve transactions directly with the issuer of such securities.

Boston Advisors and its affiliates are active as investors, dealers and/or underwriters in many types of municipal and money market instruments. These activities could affect the markets for those instruments which the Fund buys, holds or sells. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for one or more of the other clients of Boston Advisors. Investment decisions for the Fund and for Boston Advisor's other clients are made with a view of achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular Fund transaction. The Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

Under certain directed brokerage arrangements with third-party broker-dealers, these broker-dealers may pay certain of the Trust's custody expenses.

11.  DESCRIPTION OF SHARES

As an open-end management investment company, the Trust continuously offers its shares to the public. Under normal conditions, the Trust must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Trust are fully paid and non-assessable by the Trust. Shares will remain on deposit with the Trust's transfer agent and certificates will not normally be issued.

The Trust's Declaration of Trust, dated September 28, 1999 and filed with the Secretary of State of the Commonwealth of Massachusetts on September 30, 1999 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of four series: Boston Advisors Cash Reserves Fund, Boston Advisors U.S. Government Money Market Fund, Boston Advisors Tax Free Money Market Fund and Boston Advisors New York Municipal Money Market Fund. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.

The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Trust, designated as Class 1 shares and Class 2 shares. Class 2 shares are only available to certain select special purpose accounts. Each share of a class of the Trust represents an equal proportionate interest in the assets of the Trust allocable to that class. Upon liquidation of a Fund, shareholders of each class of that Fund are entitled to share pro rata in that Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares. In this case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same investment portfolio and Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class 1 shareholders have exclusive rights to vote on the adoption or amendment of any Class 1 Rule 12b-1 plan.

Shareholders are entitled to one vote for each share held and may vote on the election of Trustees and other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The Trust is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions, approving a management contract or Rule 12b-1 plan and acting on other proposals.

The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights.

The Declaration governs the Trust's operations. A copy of the Declaration is on file with the office of the Secretary of State of Massachusetts and included as an Exhibit to the Trust's registration statement on Form N-1A. The Trust is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of this disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration provides for indemnification to a shareholder by the relevant series of the Trust (including each Fund) for any loss suffered by the shareholder as a result of an obligation of that series. The Declaration also provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

The Declaration provides that the Trustees of the Trust will not be liable for any action taken by them in good faith. The Trustees will be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make these reports. The Declaration further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration provides that the Trust will indemnify the Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined in the manner provided in the Declaration that they may have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, their conduct was in the best interests of the Trust, and in all other cases, that the conduct was at least not opposed to the best interest of the Trust (and in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration or the By-laws protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

12.  PRICING OF SHARES

The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

Except as set forth in the following paragraph, the Fund's portfolio investments are valued on each business day using the amortized cost method. This method involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During periods of declining interest rates, the yield on shares of the Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of the Fund's portfolio investments based upon their amortized cost is permitted by Rule 2a-7 under the 1940 Act. Rule 2a-7 requires the Fund to adhere to certain conditions. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the Fund for the purpose of maintaining sales and redemptions at $1.00 per share. There is no guarantee that the Fund will be able to maintain a stable share price. These procedures will include the review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. If the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (1) selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) offsetting each shareholder's pro rata portion of the deviation between the net asset value and $1 from the shareholder's account and unpaid dividends; (3) reducing or increasing the number of outstanding shares on a pro rata basis; or (4) establishing a net asset value per share by using available market quotations.

13.  TAX STATUS

It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a separate regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing and other requirements, all investment company taxable income, net tax-exempt interest, and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

If the Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to federal income tax. Under the Code, the Fund will be subject to a nondeductible 4% excise tax on a portion of its undistributed ordinary income (not including tax-exempt interest) and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from interest, gains from the sale or other disposition of securities and certain other income (the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements.

Dividends from the Fund's investment company taxable income, which includes taxable net investment income and net short-term capital gain in excess of net long-term capital loss, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from the Fund's net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time Fund shares have been held. The Fund does not anticipate that it will earn or distribute any net capital gain. The federal income tax status of all distributions (including exempt-interest dividends, as described below) will be reported to shareholders annually.

The Fund's dividends and distributions will not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as "exempt-interest dividends" that are treated as tax-exempt interest by its shareholders, provided that at least 50% of the value of the company's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under
Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as exempt-interest dividends under the Code. The Fund's distributions that it properly designates as exempt-interest dividends for any taxable year of the Fund are therefore not subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the Fund during any particular month.

A portion of the income that the Fund receives and distributes to shareholders may require shareholders to pay regular federal, alternative minimum, state and local income taxes. Taxable income or gains that result in taxable distributions include, for example, income from repurchase agreements, interest from U.S. government obligations and gains from the sale of investments, including when-issued or forward-commitment transactions. Distributions of accrued market discount that is required to be included in income with respect to securities acquired at a market discount and a portion of the discount from certain stripped tax-exempt obligations or their coupons are also taxable.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such Fund. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund will not undertake any investigation as to the users of the facilities financed by any tax-exempt obligations in its portfolio, and the Fund may not be an appropriate investment for substantial users (or related persons) of these facilities.

Exempt-interest distributions are taken into account in computing the portion, if any, of Social Security and Railroad Retirement benefits subject to federal and, in some cases, state taxes. Shareholders are required to report their receipt of tax-exempt interest, including exempt-interest dividends, on their federal income tax returns.

Any portion of any exempt-interest dividend paid by the Fund that is attributable to interest on private activity bonds held by that Fund issued on or after August 8, 1986 (or, in certain cases, September 1, 1986), other than qualified Section 501(c)(3) bonds or refundings of bonds originally issued before such dates, is an item of tax preference that is subject to the federal individual alternative minimum tax and the alternative minimum tax on corporations.

Exempt-interest dividends from interest the Fund earns on any tax-exempt bonds, regardless of when issued, may increase a corporate shareholder's liability for the federal corporate alternative minimum tax because 75% of the excess of adjusted current earnings over alternative minimum taxable income is an adjustment that, except to the extent already taken into account as private activity bond interest, increases the alternative minimum taxable income subject to the corporate alternative minimum tax.

The Fund may purchase securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Fund may pay for a standby commitment either separately or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of the securities and reducing the yield otherwise available. The IRS has issued private letter rulings (which do not serve as precedent) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of a regulated investment company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities to be purchased by the seller or a third party. The Fund intends to take the position that it is the owner of the securities acquired subject to standby commitment or other third party put and that tax-exempt interest earned with respect to such securities will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by these losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

Redemptions and exchanges of shares are taxable events for shareholders that are subject to tax but generally will not result in any taxable gain or any loss if the Fund successfully maintains a constant net asset value per share. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid on the shares disposed of. Any such loss that is not disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Losses on redemptions or other dispositions of shares of the Fund may be disallowed under "wash sale" rules in the event of other investments in that Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares of that Fund. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments. Shareholders should consult their own tax advisers about their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as this discussion assumes, and the tax treatment of any gains or loses recognized in these transactions.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gain, with respect to its investments (if any) in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes in some cases. The Fund will not satisfy the requirements for passing through to its shareholders its pro rata shares of qualified foreign taxes paid by the Fund. Accordingly, shareholders will not include these taxes in their gross incomes and will not be entitled to a tax deduction or credit for these taxes on their own tax returns.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) (i) obligations issued by that state or certain of its political subdivisions or (ii) certain U.S. government obligations (not including repurchase agreements), provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Trust may in its sole discretion provide relevant information to shareholders.

Federal law requires that the Fund withhold (as "backup withholding") amounts with respect to reportable payments, including dividends (other than exempt-interest dividends) to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

New York Taxes. The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the Fund to New York shareholders will not be subject to New York State and New York City personal income taxes.

Dividends, whether received in cash or additional shares, derived from the Fund's other investment income (including interest on U.S. Government obligations and municipal obligations other than those described in the preceding paragraphs), and from the Fund's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.

Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the Fund will be included in a corporate shareholders investment capital determining its liability, if any, for these taxes.

Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New

York State and New York City personal income taxes, such as the Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.

14. INVESTMENT RESULTS

Quotations, Comparisons and General Information. From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to rankings prepared by Lipper Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500, an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The Fund may also include securities industry or comparative performance information in advertising or materials marketing the Fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, Thomson Financial, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison. The Fund may also use performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one of more classes of the Fund since inception.

In presenting investment results, the Fund may include references to certain financial planning concepts, including (a) an investor's need to evaluate his or her financial assets and obligations to determine how much to invest; (b) an investor's need to analyze the objectives of various investments to determine where to invest; and (c) an investor's need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Standardized Yield Quotations. From time to time, the Fund may provide yield quotations for the Fund's shares. These quotations are calculated by standard methods prescribed by the SEC and may from time to time be used in the Fund's Prospectus, Statement of Additional Information, advertisements, shareholder reports or other communications to shareholders. However, these yield quotations do not necessarily represent the future performance of the Fund. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields of the Fund will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in its expenses.

The Fund's yield quotations are computed using the appropriate figures for a particular class as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing Class 1 or Class 2 account having a balance of one share at the beginning of the seven-day base period is determined by subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the net change in value by the value of the share at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to the Fund, in proportion to the length of the base period and the Fund's average account size (for any fees that vary with the size of an account).

The Fund may also advertise quotations of the Fund's effective yield. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = (base period return + 1) 365/7 - 1

The Fund may advertise its tax equivalent current and effective yields. The Fund's tax equivalent current yield is calculated by dividing that portion of the Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt. The Fund's tax equivalent effective yield is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

All yields are calculated in accordance with SEC mandated standard formulas.

15. FINANCIAL STATEMENTS

The Trust's audited Financial Statements, including the Financial Highlights, for the period ended April 30, 2001, appearing in the Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein and the Trust's unaudited Financial Statements, including the Financial Highlights, for the six months ended October 31, 2001, appearing in the Semi-Annual Report to Shareholders are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

16. APPENDIX - DESCRIPTION OF SHORT-TERM DEBT RATINGS/1/

Moody's Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


_____________________
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Trust's fiscal year-end.

Notes. Ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance on bond risk are of lesser importance in the short run. Symbols will be used as follows:

MIG-1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both.

MIG-2: Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first component represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

(a)  (1)  Declaration of Trust/1/

     (2)  Amendment to the Declaration of Trust/3/

     (3)  Amendment to the Declaration of Trust/4/

(b)  (1)  By-Laws/1/

     (2)  Amendment to the By-Laws/3/

(c)  Not Applicable

(d)  (1) Investment Adviser Agreement/1/

     (2) Amendment to the Investment Adviser Agreement/4/

(e)  (1) Distribution Agreement/3/

     (2) Amendment to the Distribution Agreement/4/

(f)  Not Applicable

(g)  (1)  Custodian Agreement/3/

     (2)  Amendment to Custodian Agreement/3/

     (3)  Amendment to Custodian Agreement/4/

(h)  (1)  Administration Agreement/3/

     (2)  Amendment to Administration Agreement/3/

     (3)  Amendment to Administration Agreement/4/

     (4)  Transfer Agency and Service Agreement/3/

     (5)  Amendment to the Transfer Agency and Service Agreement/4/

     (6)  Expense Limitation Agreement/3/

     (7)  Amendment to the Expense Limitation Agreement/4/

(i)  (1)  Opinion and Consent of Counsel/2/

     (2)  Opinion and Consent of Counsel/5/

(j)  (1)  Consent of Independent Auditors/4/

(k)  Not Applicable

(l)  Initial Capital Agreement/2/

(m)  Rule 12b-1 Plan/1/

(n)  (1)  Rule 18f-3 Plan/1/

(o)  Powers of Attorney/2/

(p)  Not Applicable (Funds are money market funds).

-------------------------------

/1/Incorporated herein by reference to the Registrant's initial Registration Statement filed with the Securities and Exchange Commission (File Nos. 333-90049, 811-09675) on November 1, 1999.

/2/Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on March 28, 2000.

/3/Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on July 13, 2001.

/4/Filed herewith.

/5/To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with Boston Advisors Trust (the "Trust")

Following is a list of subsidiaries of The Advest Group, Inc. and The MONY Group Inc. On January 31, 2001, The MONY Group Inc. acquired The Advest Group, Inc., which owns 100% of Boston Advisors, Inc., the Trust's investment adviser.

                                            Jurisdiction Where   Percent
                                            ------------------   --------
   Name                                     Incorporated         Ownership
  -----                                     ------------         ---------

A.B. Realty Corporation                     Connecticut          100%
Advest, Inc.                                Delaware             100%
Advest Insurance Agency, Inc.               Massachusetts        100%
Balanced Capital Services, Inc.             Connecticut          100%
Independent Portfolio Consultants, Inc.     Delaware             100%
Advest Bank and Trust Company               Connecticut          100%
Advest Capital, Inc.                        Connecticut          100%
Advest Mortgages, Inc.                      Delaware             100%
Advest Properties, Inc.                     Delaware             100%
Advest Transfer Services, Inc.              Delaware             100%
Bank Street Management Company              Connecticut          100%
Billings and Company, Inc.                  Connecticut          100%
Billings Management Company                 Connecticut          100%
Boston Advisors, Inc.                       Massachusetts        100%
Lebenthal & Co., Inc.                       New York             100%
Lebenthal Asset Management Inc.             New York             100%
Lebenthal Insurance Agency Inc.             New York             100%
Vercoe Insurance Agency, Inc.               Ohio                 100%*

*Vercoe Insurance Agency, Inc. has outstanding 2,997 shares of Class B nonvoting common stock, all of which are held by The Advest Group, Inc., and 3 shares of Class A voting common stock held by each of Louis Nommay, Connie McVey and William R. Burns. The Advest Group, Inc. holds an irrevocable voting proxy over the Class A shares under a 3/16/88 Close Corporation Agreement. This arrangement is intended to meet technical requirements of Ohio insurance agency regulations which require residents of Ohio to own all voting shares.

                                                   Jurisdiction Where  Percent
                                                   ------------------  --------
 Name                                              Incorporated        Ownership
------                                             -------------       ---------

MONY Life Insurance Company                         New York           100%
The Advest Group, Inc.                              Delaware           100%
MONY Life Insurance Company of America              Arizona            100%
PCP Benefit Plans, Ltd.                             New York           100%
MONY Series Fund, Inc.                              Maryland           100%
Enterprise Accumulation Trust                       Massachusetts      100%
Sagamore Financial Corporation                      Ohio               100%
Matrix Capital Markets Group, Inc.                  Virginia           100%
U.S. Financial Life Insurance Company               Ohio               100%
Financial Marketing Agency, Inc.                    Ohio                99%
Matrix Private Equities, Inc.                       Virginia           100%
MONY International Holdings, Inc.                   Delaware           100%
MONY Life Insurance Company of the Americas, Ltd.   Cayman Islands     100%
MONY Bank & Trust Company of the Americas, Ltd.     Cayman Islands     100%
MONY Consultoria e Corretagem de Seguros Ltda       Brazil             100%
MONY International Life Insurance Co. Seguros de
Vida S.A                                            Argentina          100%
MONY Securities Corporation                         New York           100%


Name                                               Jurisdiction Where  Percent
----                                               ------------------  --------
                                                   Incorporated        Ownership
                                                   ------------        ---------

1740 Advisers, Inc.                                New York            100%
MONY Assets Corp.                                  New York            100%
Enterprise Capital Management, Inc.                Georgia             100%
MONY Realty Partners, Inc.                         Delaware            100%
1740 Ventures, Inc.                                New York            100%
MONY Brokerage, Inc.                               Delaware            100%
Trusted Investment Advisors, Corp.                 Minnesota           100%
Trusted Insurance Advisors General Agency Corp.    Minnesota           100%
Trusted Securities Advisors Corp.                  Minnesota           100%
MONY Benefits Management Corp.                     Delaware            100%
Trusted Advisors Insurance Agency, Inc.            Massachusetts       100%
Enterprise Fund Distributors, Inc.                 Delaware            100%
EFD Insurance Agency of Colorado, Inc.             Colorado            100%
EFD Insurance Agency of Virginia, Inc.             Virginia            100%
MBI Insurance Agency of Alabama, Inc.              Alabama             100%
MBI Insurance Agency of Massachusetts, Inc.        Massachusetts       100%
MBI Insurance Agency of New Mexico, Inc.           New Mexico          100%
MBI Insurance Agency of Ohio, Inc.                 Ohio                100%
MBI Insurance Agency of Texas, Inc.                Texas               100%
MBI Insurance Agency of Washington, Inc.           Washington          100%

The MONY Group Inc. is a publicly held corporation that is traded on the New York Stock Exchange.The table below sets forth information regarding all persons known to The MONY Group Inc. to be the beneficial owner of more than 5% of the Common Stock of The MONY Group Inc. as of January 31, 2002:

Name and Address                 Number of Shares    Percentage of Class
----------------                 ----------------    -------------------

The Goldman Sachs Group, Inc.    3,686,173           7.40%
85 Broad Street
New York, NY 10004
Item 25.  Indemnification

As a Massachusetts business trust, the Trust's operations are governed by the Declaration of Trust. The Trust is an entity of the type commonly known as a "Massachusetts business trust", which is the form in which many mutual funds are organized. The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify the Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they may have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, such conduct was in the best interests of the Trust, and in all other cases, that the conduct was at least not opposed to the best interest of the Trust (and in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-laws protects or indemnifies a Trustee or officer against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Item 26.  Business and Other Connections of the Investment Adviser

All of the information required by this item is set forth in the Form ADV of the Trust's investment adviser, Boston Advisors, Inc. (File No. 801-18130). The following sections of the Form ADV are incorporated herein by reference:

       (a)  Items 1 and 2 of Part 2; and

       (b)  Item 6, Business Background, of each Schedule D.

Item 27.    Principal Underwriter

       (a) Advest, Inc. ("Advest") does not act as principal underwriter for any investment companies other than the Trust. The address of Advest is 90 State House Square, Hartford, Connecticut 06103.

       (b) Information regarding the above Distributor is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

                  CRD # on Form BD      1934 Act File#
                  ----------------      --------------
                  10                    8-21409

       (c)  Not applicable

Item 28.  Location of Accounts and Records

The accounts and records of the Trust are located, in whole or in part, at the office of Boston Advisors, Inc. and the locations set forth below:

(Custody, Fund Accounting and Administration)
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

(Transfer Agent)
Advest Transfer Services, Inc.
90 State House Square
Hartford, CT 06103

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

The Trust undertakes to file an Amendment to this Registration Statement using certified financial statements showing the initial capital received.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 15th day of February, 2002.

                                   BOSTON ADVISORS TRUST

                                   /s/ Michael J. Vogelzang
                                   ------------------------
                                   Michael J. Vogelzang
                                   President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of February, 2002.

Signature                          Title
---------                          -----

/s/ Allen G. Botwinick*            Chairman and Trustee
----------------------
Allen G. Botwinick

/s/ Michael J. Vogelzang           Trustee and President
------------------------
Michael J. Vogelzang               (principal executive officer)

/s/ Donna C. McAdam                Treasurer
-------------------
Donna C. McAdam                    (principal financial and accounting officer)

/s/ Mone Anathan III*              Trustee

Mone Anathan III

/s/ Ezekiel Russell Peach, Jr.*    Trustee
------------------------------
Ezekiel Russell Peach, Jr.

/s/ Hugh A. Dunlap, Jr.*           Trustee
-----------------------
Hugh A. Dunlap, Jr.


*/s/ John M. DelPrete
 --------------------
John M. DelPrete as Attorney-in-fact

Executed by John M. DelPrete on behalf of those indicated pursuant to Power of Attorney dated March 1, 2000 incorporated by reference as an exhibit to Registrant's Pre-Effective Amendment No. 1, filed with the Securities and Exchange Commission on March 28, 2000.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    EXHIBITS

                                       TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                     AND THE

                         INVESTMENT COMPANY ACT OF 1940

                                -----------------


                              BOSTON ADVISORS TRUST

                              BOSTON ADVISORS TRUST
                                INDEX TO EXHIBITS

a(3)  Amendment to the Declaration of Trust

d(2)  Amendment to the Investment Adviser Agreement

e(2)  Amendment to the Distribution Agreement

g(3)  Amendment to Custodian Agreement

h(3)  Amendment to Administration Agreement

h(5)  Amendment to the Transfer Agency and Service Agreement

h(7)  Amendment to the Expense Limitation Agreement

j(1)  Consent of Independent Auditors